Exhibit 10.56

OPTION AGREEMENT

THIS OPTION AGREEMENT is executed by and between MagnaChip Semiconductor LLC, a Delaware limited liability company (the “Company”), and R. Douglas Norby (the “Grantee”), pursuant to the MagnaChip Semiconductor LLC California Equity Incentive Plan (the “Plan”). Capitalized terms that are not defined herein shall have the meanings given to such terms in the Plan.

WHEREAS, the Company desires to grant options to purchase its Common Units (the “Common Units”) to certain employees of its wholly-owned subsidiary, MagnaChip Semiconductor, Inc. (“MagnaChip”);

WHEREAS, the Company has adopted the Plan in order to effect such grants; and

WHEREAS, the Grantee is an employee as contemplated by the Plan, and the Committee has determined that it is in the interest of the Company to grant these options to the Grantee.

NOW, THEREFORE, in consideration of the premises and subject to the terms and conditions set forth herein and in the Plan, the parties hereto agree as follows:

1. Confirmation of Grant.

(a) Confirmation of Grant. The Company hereby evidences and confirms the grant to the Grantee of options to purchase from the Company the number of Common Units (the “Options”) at the exercise price per Common Unit (the “Option Price”) as follows:

Option Price	Number of Units
US$ 1.02	40,000
US$ —
Total	40,000

The grant of Options to the Grantee is effective as of January 25, 2007 (the “Grant Date”), which is the later of (i) the start date of the Grantee’s employment at the Company or a subsidiary thereof, or (ii) the date on which the Options are awarded to the Grantee as set forth in the Plan. The “Vesting Commencement Date” of the Options for purposes of Section 2(a) below is May 27, 2006.

(b) Options Subject to Plan. The Options granted pursuant to this Agreement are subject in all respects to the Plan, all of the terms of which are made a part of and incorporated into this Agreement. By signing this Agreement, the Grantee acknowledges that the Grantee has been provided a copy of the Plan and has had the opportunity to review such Plan. In the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

(c) Character of Options. The Options granted hereunder are non-qualified options and not intended to be “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

2. Exercisability.

(a) Vesting Provisions. An installment of 25% of the Common Units subject to the Options shall become vested and exercisable on the first anniversary of the Vesting Commencement Date and 6.25% of the Common Units subject to the Options shall become vested and exercisable at the end of each three month period thereafter on the same day of the month as the Vesting Commencement Date (or, if earlier, the last day of such month), so that the Options shall become fully vested and exercisable on the fourth anniversary of the Vesting Commencement Date; subject to the Grantee’s continuous employment with MagnaChip from the Grant Date to each such vesting date.

(b) Normal Expiration Date. Unless the Options earlier terminate in accordance with Section 4, the Options shall terminate on the tenth anniversary of the Grant Date (the “Normal Expiration Date”). Once Options have become vested and exerciseable pursuant to this Section 2, such Options may be exercised, subject to the provisions hereof, at any time and from time to time until the Normal Expiration Date.

3. Method of Exercise and Payment.

All or part of the exercisable Options may be exercised by the Grantee upon (a) the Grantee’s written notice to the Company of exercise (on such Exercise Notice as provided by the Company, a form of which is attached hereto as Exhibit A), (b) the Grantee’s payment of the Option Price in full at the time of exercise (i) in cash or cash equivalents or (ii) in accordance with such procedures or in such other form as the Committee shall from time to time determine and (c) the Grantee’s execution of a joinder to the LLC Agreement (if the Grantee is not then a party to such agreement) in order to become a party to such agreement with respect to the Common Units issuable upon the exercise of such Options.

4. Termination of Employment.

(a) Upon termination of the Grantee’s employment, the Options shall be exercisable only in accordance with the terms of the Plan. Notwithstanding anything else contained herein to the contrary, the Committee may at any time extend the post-termination exercise period of all or any portion of the Options up to and including, but not beyond, the Normal Expiration Date of such Options.

(b) Upon any termination of the Grantee’s employment prior to a Public Offering, the Company shall have the right to purchase all or any of the Common Units acquired by the Grantee upon exercise of any of the Options (whether acquired before or after such termination) for a cash payment equal to the Fair Market Value of such Common Units on the date of repurchase, provided that if the Grantee’s employment is terminated for Cause, then the cash payment shall be equal to the lower of the Fair Market Value and the Option Price of the Common Units so purchased. The Company’s repurchase right under this provision shall terminate ninety days after the termination of the Grantee’s employment.

5. Tax Withholding.

Whenever Common Units are to be issued pursuant to the exercise of an Option or any cash payment is to be made hereunder, the Company shall have the power to withhold, or require the Grantee to remit to the Company, an amount sufficient to satisfy federal, state, and local withholding tax requirements relating to such transaction, and the Company may defer payment of cash or issuance of Common Units until such requirements are satisfied.

6. Nontransferability of Awards or Common Units.

Unless the Committee shall permit (on such terms and conditions as it shall establish) Options and/or Common Units acquired by the Grantee upon exercise of any of the Options to be transferred, no Options or Common Units acquired by the Grantee upon exercise of any of the Options may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution; provided that the Grantee may transfer Options and/or Common Units acquired by the Grantee upon exercise of any of the Options to an immediate family member or family trust, which such family member or family trust shall not be permitted to further transfer such Options or Common Units other than back to the Grantee; further provided that the restrictions on the transfer of Common Units acquired by the Grantee upon exercise of any of the Options shall lapse on the 181st day after a Public Offering. Following the Grantee’s death, all rights with respect to Options that were exercisable at the time of the Grantee’s death and have not terminated may be exercised by his designated beneficiary, his estate or such transferee as permitted by the Committee.

7. Beneficiary Designation.

The Grantee may from time to time name any beneficiary or beneficiaries (who may be named contingently or successively) by whom any right under the Plan and this Agreement is to be exercised in case of his death. Each designation will revoke all prior designations by the Grantee, shall be in a form reasonably prescribed by the Committee, and will be effective only when filed by the Grantee in writing with the Committee during his lifetime. If no beneficiary is named, or if a named beneficiary does not survive the Grantee, the Successor Holder may exercise the Grantee’s rights under the Plan.

8. Requirements of Law.

The issuance of Common Units pursuant to the Options shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. Such issuance may be delayed, if necessary, to comply with applicable laws, including the U.S. federal securities laws and any applicable state securities laws, and no Common Units shall be issued upon exercise of any Options granted hereunder, if such exercise would result in a violation of applicable law.

9. No Guarantee of Employment.

Nothing in this Agreement shall interfere with or limit in any way the right of the Company or any of its subsidiaries to terminate the Grantee’s employment at any time, or confer upon the Grantee any right to continue in the employ of MagnaChip.

10. No Rights as Securityholder.

Except as otherwise required by law, the Grantee shall not have any rights as a securityholder with respect to any Common Units covered by the Options granted hereby until such time as the Common Units issuable upon exercise of such Options have been so issued.

11. Grantee’s Representations.

In the event the Common Units have not been registered under the Securities Act at the time this Options are exercised, the Grantee shall, if required by the Company, concurrently with the exercise of all or any portion of the Options, deliver to the Company the Grantee’s Investment Representation Statement in the form attached hereto as Exhibit B.

12. Interpretation; Construction.

Any determination or interpretation by the Committee under or pursuant to this Agreement shall be final and conclusive on all persons affected hereby. Except as otherwise expressly provided in the Plan, in the event of a conflict between any term of this Agreement and the terms of the Plan, the terms of the Plan shall control.

13. Amendments.

The Committee shall have the right, in its sole discretion, to alter or amend this Agreement, from time to time, as provided in the Plan in any manner for the purpose of promoting the objectives of the Plan, provided that no such amendment shall in any manner adversely affect the Grantee’s rights under this Agreement without the Grantee’s consent. Subject to the preceding sentence, any alteration or amendment of this Agreement by the Committee shall, upon adoption thereof by the Committee, become and be binding and conclusive on the Grantee without requirement for the Grantee’s consent or other action. The Company shall give written notice to the Grantee of any such alteration or amendment of this Agreement as promptly as practicable after the adoption thereof. This agreement may also be amended by a written agreement executed by both the Company and the Grantee.

15. Miscellaneous.

(a) Notices. All notices and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given if delivered personally or sent by certified or express mail, return receipt requested, postage prepaid, or by any recognized international equivalent of such mail delivery, to the Company, or the Grantee, as the case may be, at the following addresses or to such other address as the Company or the Grantee, as the case may be, shall specify by notice to the others:

(i) if to the Company:

c/o MagnaChip Semiconductor Ltd.

891 Daechi-dong, Gangnam-gu

Seoul, 135-738 Korea

Attn: General Counsel

Fax: 82-2-3459-3898

(ii) if to the Grantee, to the Grantee at the address as reflected in the Company’s books and records.

All such notices and communications shall be deemed to have been received on the date of delivery if delivered personally or on the third business day after the mailing thereof.

(b) Binding Effect; Benefits. This Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and assigns. Nothing in this Agreement, express or implied, is intended or shall be construed to give any person other than the parties to this Agreement or their respective successors or assigns any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein.

(c) Waiver. Either party hereto may by written notice to the other (i) extend the time for the performance of any of the obligations or other actions of the other under this Agreement, (ii) waive compliance with any of the conditions or covenants of the other contained in this Agreement and (iii) waive or modify performance of any of the obligations of the other under this Agreement. Except as provided in the preceding sentence, no action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of either party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants or agreements contained herein. The waiver by either party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any preceding or succeeding breach and no failure by either party to exercise any right or privilege hereunder shall be deemed a waiver of such party’s rights or privileges hereunder or shall be deemed a waiver of such party’s rights to exercise the same at any subsequent time or times hereunder.

(d) Entire Agreement. This Agreement, together with the Plan, is the entire agreement of the parties with respect to the subject matter hereof and supersedes all other prior agreements, understandings, documents, statements, representations and warranties, oral or written, express or implied, between the parties hereto and their respective affiliates, representatives and agents in respect of the subject matter hereof.

(e) Applicable Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF DELAWARE WITHOUT REGARDS TO CONFLICTS OF LAWS PROVISIONS.

(f) Section and Other Headings. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

(g) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

IN WITNESS WHEREOF, the Company and the Grantee have duly executed this Agreement as of the date first above written.

MAGNACHIP SEMICONDUCTOR LLC

By:	/s/ Sang Park
Sang Park
Chief Executive Officer and Chairman

GRANTEE

/s/ R. Douglas Norby
R. Douglas Norby

MAGNACHIP SEMICONDUCTOR LLC

[CALIFORNIA] EQUITY INCENTIVE PLAN

EXERCISE NOTICE

MagnaChip Semiconductor LLC

c/o MagnaChip Semiconductor, Ltd.

891 Daechi-dong, Gangnam-gu

Seoul, 135-738 Korea

Attention: General Counsel

1. Exercise of Option. Effective as of today,                     , 200    , the undersigned (“Grantee”) hereby elects to exercise Grantee’s option to purchase              Common Units (the “Common Units”) of MagnaChip Semiconductor LLC (the “Company”) under and pursuant to the Company’s [California] Equity Incentive Plan (the “Plan”) and the Option Agreement dated,                     , 200     (the “Option Agreement”). Capitalized terms not defined herein shall have the meanings given to such terms in the Plan and/or the Option Agreement.

2. Delivery of Payment. Grantee herewith delivers to the Company the full purchase price of the Common Units, as set forth in the Option Agreement in such form as permitted by the Option Agreement and the Plan, and any and all withholding taxes due in connection with the exercise of the Option.

3. Representations of Grantee. Grantee acknowledges that Grantee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

4. Rights as a Unitholder. Until the issuance of the Common Units (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive allocations of profits or losses or any other rights as a Member shall exist with respect to the Common Units, notwithstanding the exercise of the Option. The Common Units shall be issued to the Grantee as soon as practicable after the Option is exercised. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 12(a) of the Plan.

5. Delivery of Other Documents. As a condition to the exercise of this Option, Grantee shall complete, sign and deliver with this Exercise Notice (i) a signature page for the Company’s Securityholders’ Agreement and the Company’s Operating Agreement in the form as attached hereto as Exhibit A-1, (ii) provided that the Common Units have not been registered under the Securities Act, the Investment Representation Statement in the form attached hereto as Exhibit B, and (iii) and any other documents required by the Company of its holders of Common Units.

6. Non-Transferability of the Common Units. Pursuant to Section 6 of the Option Agreement, unless the Committee shall permit (on such terms and conditions as it shall establish) Options and/or Common Units acquired by the Grantee upon exercise of any of the Options to be transferred, no Options or Common Units acquired by the Grantee upon exercise of any of the Options may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution; provided that the Grantee may transfer Options and/or Common Units acquired by the Grantee upon exercise of any of the Options to an immediate family member or family trust, which such family member or family trust shall not be permitted to further transfer such Options or Common Units other than back to the Grantee; further provided that the restrictions on the transfer of Common Units acquired by the Grantee upon exercise of any of the Options shall lapse on the 181st day after a Public Offering. Following the Grantee’s death, all rights with respect to Options that were exercisable at the time of the Grantee’s death and have not terminated may be exercised by Grantee’s designated beneficiary, Grantee’s estate or such transferee as permitted by the Committee.

7. Lock-Up Period. Grantee hereby agrees that Grantee shall not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Units (or the securities into which the Common Units are converted or other securities) of the Company or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Common Units (or the securities into which the Common Units are converted or other securities) of the Company held by Grantee (other than those included in the registration) for a period specified by the representative of the underwriters of Common Units (or the securities into which the Common Units are converted or other securities) of the Company not to exceed one hundred eighty (180) days following the effective date of any registration statement of the Company filed under the Securities Act.

Grantee agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters of Common Units (or the securities into which the Common Units are converted or other securities) of the Company, Grantee shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act. The obligations described in this Section shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the Common Units (or the securities into which the Common Units are converted or other securities) subject to the foregoing restriction until the end of said one hundred eighty (180) day period. Grantee agrees that any transferee of the Options or units acquired pursuant to the Options shall be bound by this Section.

8. Tax Consultation. Grantee understands that Grantee may suffer adverse tax consequences as a result of Grantee’s purchase or disposition of the Common Units. Grantee represents that Grantee has consulted with any tax consultants Grantee deems advisable in connection with the purchase or disposition of the Common Units and that Grantee is not relying on the Company for any tax advice.

9. Restrictive Legends and Stop-Transfer Orders.

(a) Legends. Grantee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Common Units together with any other legends that may be required by the Company or by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COMPANY COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE COMMON UNITS REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER, INCLUDING A

REPURCHASE OPTION HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE OPTION AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE COMMON UNITS, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS ARE BINDING ON TRANSFEREES OF THESE COMMON UNITS.

(b) Stop-Transfer Notices. Grantee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Common Units that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Notice or (ii) to treat as owner of such Common Units or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Common Units shall have been so transferred.

10. Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon Grantee and Grantee’s heirs, executors, administrators, successors and assigns.

11. Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Grantee or by the Company forthwith to the Administrator which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all parties. For purposes of interpretation and resolving ambiguities, this Exercise Notice, as executed in English, shall prevail over any translation.

12. Governing Law; Severability. This Exercise Notice is governed by the internal substantive laws, but not the choice of law rules, of the State of Delaware. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Exercise Notice will continue in full force and effect.

13. Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Exercise Notice (including all exhibits hereto), the Plan, the Option Agreement, the Company’s Securityholders’ Agreement and the Company’s Operating Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee’s interest except by means of a writing signed by the Company and Grantee.

[Signature Page Follows]

Date Received:

Submitted by:	Accepted by:
GRANTEE:	MAGNACHIP SEMICONDUCTOR LLC

Signature	Signature

Print Name	Print Name

Title
Grantee’s Address:

EXHIBIT A-1 TO EXERCISE NOTICE

JOINDER TO SECURITYHOLDERS’ AGREEMENT AND OPERATING AGREEMENT

This Joinder Agreement (this “Joinder Agreement”) is made as of the date written below by the undersigned (the “Joining Party”) in accordance with (i) the Second Amended and Restated Securityholders’ Agreement dated as of October 6, 2004, by and among, MagnaChip Semiconductor LLC (the “Company”), CVC Capital Partners Asia Pacific LP, Asia Investors LLC, CVC Capital Partners Asia II Limited, Citigroup Venture Capital Equity Partners, L.P., CVC Executive Fund LLC, CVC/SSB Employee Fund, L.P., CVC Co-Investors (as defined therein), Francisco Partners, L.P., Francisco Partners Fund A, L.P., Peninsula Investment Pte. Ltd., Hynix Semiconductor Inc., and Management Investors (as defined therein) (the “Securityholders’ Agreement”), as the same may be amended from time to time and (ii) the Operating Agreement (as defined in the Securityholders’ Agreement). Capitalized terms used, but not defined, herein shall have the meaning ascribed to such terms in the Securityholders’ Agreement.

The Joining Party hereby acknowledges, agrees and confirms that, by its execution of this Joinder Agreement, the Joining Party shall be deemed to be a party to the Securityholders’ Agreement and the Operating Agreement as of the date hereof and shall have all of the rights and obligations of (i) a “Securityholder” under the Securityholders’ Agreement as if it had executed the Securityholders’ Agreement and (ii) a “Member” under the Operating Agreement as if it had executed the Operating Agreement. The Joining Party hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Securityholders’ Agreement and the Operating Agreement.

[Signature Page Follows]

10

IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of                     , 200    .

Membership Interests Transferred:

Common Units

GRANTEE:

Signature

Print Name

Grantee’s Address:

Agreed and Accepted by:
MAGNACHIP SEMICONDUCTOR LLC

By:
Name:
Title:

11

EXHIBIT B TO EXERCISE NOTICE

INVESTMENT REPRESENTATION STATEMENT

GRANTEE:

COMPANY:	MagnaChip Semiconductor LLC

SECURITY:	Common Units

AMOUNT:

DATE:

Effective as of the date set forth above, in connection with the purchase of the above-listed Securities (the “Securities”), the undersigned Grantee hereby represents and warrants to MagnaChip Semiconductor LLC (the “Company”) the following:

(a) Grantee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Grantee is acquiring these Securities for investment for Grantee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b) Grantee acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Grantee’s investment intent as expressed herein. In this connection, Grantee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Grantee’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Grantee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Grantee further acknowledges and understands that the Company is under no obligation to register the Securities. Grantee understands that the certificate evidencing the Securities will be imprinted with any legend required under applicable state securities laws.

(c) Grantee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Grantee, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (i) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (ii) the availability of certain public information about the Company, (iii) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (iv) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions

12

of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two years, the satisfaction of the conditions set forth in sections (i), (ii), (iii) and (iv) of the paragraph immediately above.

(d) Grantee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Grantee understands that no assurances can be given that any such other registration exemption will be available in such event.

GRANTEE:

Signature

Print Name

Grantee’s Address:

13